Exhibit 99.1

Revolutionizing the treatment of Cystic Fibrosis through our unique BOLT Phage therapy platform Investor Presentation / Jan 2023

2 Safe Harbor Statement This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions . For example, w hen we discuss our expectations regarding the sufficiency of our cash runway until at least the middle of 2024 , the ability of our products to address unmet medical needs, the design, aim, expected timing and results of our preclinical and clinical trials and studies, including delay of certain development programs, our pipeline, our ability to quickly generate clinical proof of concept in patients and the advantages of our BOLT platform we are making forward - looking statements . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise .

3 Executive Summary Unmet need in cystic fibrosis • Improved treatment has shifted CF from being a disease of childhood to a disease of adulthood. As patients age, Pseudomonas aeruginosa (PsA) lung infections become the leading cause of morbidity and mortality. • Prolonged antibiotic treatments lead to significant resistance, creating a large unmet need - a n estimated 17,000 CF patients in the US and Western Europe with chronic PsA infections 1 . BX004 – our lead program • BX004,our proprietary phage cocktail, has the potential to treat CF patients with chronic resistant PsA lung infections, providing a significant potential commercial opportunity of > $1 billion 2 . • Part 1 readout of our Phase 1b/2a study - evaluating both safety and efficacy of BX004 - targeting CF patients with chronic PsA infections expected in Q1 2023, and part 2 readout in Q3 2023. Study design in collaboration with the CF Foundation. Our Bolt phage technology • Our proprietary BOLT phage technology platform - which is based on advanced machine learning – was used to design the BX004 phage cocktail that in vitro overcomes antibiotic resistance, biofilms and other bacterial defense systems. • Publicly traded ( NYSE American:PHGE ). • $41.5 million cash and cash equivalents as of September 30, 2022. Expected cash runway until at least middle of 2024. • Backed by prominent biotech investors such as Orbimed, Johnson & Johnson and the CF Foundation. Financing and investors 1. See slides 11 and 12 2. See slide 22

Strong leadership and scientific team

Management



Jonathan Solomon - Chief Executive Officer, Director
- *Former co-Founder and CEO Proclara*



Merav Bassan, PhD - Chief Development Officer
- *20 years drug and clinical development at Teva*



Assaf Oron - Chief Business Officer
- *Former EVP business development at Evogene*



Marina Wolfson, CPA - Chief Financial Officer
- *Former Bioview, E&Y*



Inbal Benjamini-Elran – Chief HR Officer
- *Former HR roles at Teva and Herzog Law*

Board of Directors



Russell Greig, PhD - Chairman of the Board
- *Former president of GSK Pharma International & SR one, GSK corporate venture group*



Alan Moses, MD - Director
- *Former Global Chief Medical Officer of Novo Nordisk*



Lynne Sullivan - Director
- *Former Senior Vice President of Finance for Biogen*

Scientific Team



Prof. Rotem Sorek
- *Head of microbial genomics group at Weizmann Institute*
- *Phage genomics and CRISPR research*



Prof. Eran Elinav
- *Principal investigator at Weizmann Institute*
- *Immune system and intestinal microbiome interactions*



Prof. Timothy K. Lu
- *Associate professor leading synthetic biology group, MIT*
- *Synthetic biology, biochemical engineering*



Prof. Eitan Kerem
- *Former Chairman of Pediatric Pulmonology Unit, Hadassah Medical Center*
- *World leader in CF care and research*

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CYSTIC FIBROSIS The Unmet Need

CF is an inherited disease caused by a mutation on the CFTR protein

- The CFTR protein is present on epithelial cells throughout the body. It is a chloride ion channel involved in maintaining water and ion homeostasis on cell surfaces
- The disease causes severe damage to the lungs, digestive system and other organs with > 80% of deaths from respiratory failure
- 105K individuals are estimated to live with CF worldwide, with 33k in the US alone



Normal (left) and abnormal CFTR proteins (right)


Healthy
ENAC
CFTR
H_2O
Cystic Fibrosis

Light blue – periciliary layer

Green – mucus layer

In CF lungs, mutations cause thick and sticky mucus that provides environment for bacteria to infect and propagate. In the less hydrated periciliary layer, the cilia are flattened and the ability to clear bacterial infection reduced.

CF Foundation estimates across 94 countries (https://www.cff.org/intro-cf/about-cystic-fibrosis)
Plackett, Nature 2020
Gibson et al., 2003; Stuart et al., 2010

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7 Declining incidence is offset by increased survival through improved treatment resulting in CF being shifted from being a disease of childhood to being a disease of adulthood > 50 years 2022 2011 37.9 years 2016 42.6 years Improvements driven by introduction of life - changing medicines PREDICTED MEDIAN SURVIVAL AT BIRTH CFF 2021 patient registry annual data report , NACFC (North American CF Conference) Oct. 2021 plenary session

From the patient perspective, CF treatment is complex and requires a high degree of adherence to schedules and treatment

- Daily treatment burden for adults includes 7 daily medications, from CF antibiotics that are inhaled or IV to oral CFTR modulators that are designed to correct the malfunctioning protein made by the CFTR gene
- Trikafta, the main CF drug combination used today, costs ~$300K annually per patient in the US, while a lung transplant costs -$1M
- **The global CF therapeutic market was estimated at $10 billion in 2021**

COMPLEXITY OF CF TREATMENT


Pancreatic enzyme replacement
Chest physiotherapy
Dietary and vitamin supplements
Daily medical treatments
Respiratory medications
High Treatment Burden

- **CFTR modulators** (Trikafta)
- **Anti inflammatory** (e.g. Azithromycin)
- **Treatment of complications** (drugs for diabetes or liver disease, osteoporosis)

- **Inhaled antibiotics** (e.g. Tobramycin)
- **Inhalations to improve mucociliary clearance** (e.g. Pulmozyme)

CFF 2021 patient registry annual data report
2021 market size based on Vertex earnings, Cystic Fibrosis Therapeutics Market and Forecast 2020-2027 report (iHealthcaseAnalyst)

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9 PsA forms biofilm patches in the lungs 2 PsA colonization associated with lower FEV1 at all ages 1 Pseudomonas aeruginosa ( PsA ) bacteria are associated with decreased lung function (FEV1) and damaged lung epithelium Age FEV1 PsA bacteria and biofilm lead to persistent inflammation causing tissue damage and eventually necrosis of lung tissue 1. Kerem et al., ECFS unpublished data, 2013 2. Bjarnshol at al., Trends in Microbiology 2013 Maya - Add image of biofilm formation by PsA in the lungs Check biofilm pathogenicity Arrows show aggregates of PsA ( red ) within biofilm patches and surrounded by Inflammatory cells ( Blue )

10 Antibiotics were effective 2 decades ago in treating PsA infections Tobramycin showed (study conducted 1995 - 96) up to 2.2 log bacterial reduction and 8 - 12% FEV1 improvement (compared to placebo) Phase 3 Efficacy and Safety Study of Tobramycin Inhaled Solution (1995 - 96)* Change in Density of P. aeruginosa (log 10 CFU/g of sputum) Over the last 2 decades, with the rise of antibiotic resistance, benefits of inhaled antibiotics have diminished *n=520; 52% >18 yrs ; treated in 28 day on/off cycles B.W. Ramsey et al., (N Engl J Med 1999;340:23 - 30. Change in FEV, (% of predicted value) Week Week

11 Phases of P. aeruginosa infection in CF 2 Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Chronic PsA infections have become a persistent problem due to antibiotic resistance driving morbidity and mortality in CF • Chronic respiratory infections and the resulting robust but ineffective inflammatory response, culminating in respiratory fai lur e, are the primary causes of death in CF patients • After prolonged and repeated antibiotic courses, increased resistance to antibiotics has lowered efficacy, creating a large u nme t need for CF patients suffering from Chronic PsA - Estimated at 17,000 patients in the US and Western Europe 1 Lack of antibiotic efficacy driven by: 1 . PsA strains with multidrug resistance (MDR) 2. Formation of biofilm => making infection harder to treat 1. CFF Annual Data Report 2019, ECFS patient registry report, 2020 2. Nicole M. Bouvier et al., 2016

12 US Opportunity: Of an estimated 14.6K CF patients who cultured positive for PsA (2019), ~9.4K (65%) were not successfully treated with antibiotics CFF Annual Data Report 2019 16.5% Intermittent PA 27.7% Chronic PA 2.4 % Not Cultured PsA Status (of 33,000 prevalent cases in 2019, US) Of Cultured Positive for PsA 75% 25% Successfully Treated with Antibiotics? 75% 25% Yes No 12% 88% Yes No Unsuccessfully Treated PsA cases (almost all over age 6) 44.2% Cultured Positive 32.5 % Cultured Negative (previously positive) 20.9% Never Cultured Positive 1,361 8,044 Total 9,405 In the US alone, over 8,000 CF patient with chronic PsA infections not successfully treated with antibiotics

13 BX004 – BiomX’s proprietary phage cocktail targeting PsA has the potential to treat CF patients with chronic PsA lung infections • Product – Proprietary phage cocktail targeting PsA • Patient population – CF patients with chronic PsA lung infections • Delivery – Nebulized • Key features – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm • Potential impact: • Suppression/eradication of PsA (CFU in sputum) • Improved lung function ( FEV 1 ) • Fewer exacerbations, hospitalizations • Increased efficacy of antibiotic treatment • Reduce oral, inhaled and IV antibiotic treatments BX004

Intro To PHAGE

Phage: Nature's precision tool to target bacteria

1. SPECIFIC

Each phage binds only to specific bacterial strains



2. KILLING MECHANISM ORTHOGONAL TO ANTIBIOTICS



Lysin proteins burst bacterial cell wall from within

3. BREAKDOWN BIOFILM

Phage can breakdown biofilm (a polysaccharide mesh secreted by bacteria)



4. AMPLIFY



Phage components multiply and assemble within bacterial cell

5. SAFETY PROFILE



100s of compassionate use cases with no significant side effects to date

Kortright et al. (2019), Cell Host & Microbe

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16 Key challenges in developing phage therapies • Host range - Narrow specificity to a subset of bacterial strains • Resistance - Bacterial defense systems (e.g. CRISPR) • CMC – Manufacturing (e.g. purity, stability) And many other considerations • Phage titer • Biofilm breakdown • Absence of toxic genes • Other Phagoburn study The Lancet, inf..Dis. 2019 Jan; 19 (1): 35 - 45 .doi: 10.1016 /S 1473 - 3099 (18) 30482 - 1 . Nestle study: E.BioMedicine 2016 Jan 5 ; 4:124 - 37 . doi: 10.1016 /j.ebiom. 2015.12.023 . Patterson case: Antimicrob Agents Chemother 2017 Sep 22 ; 61 (10):e 00954 - 17 . doi: 10.1128 /AAC. 00954 - 17 .

17 The BiomX platform addresses the key challenges in phage therapy development Data ( bacteria+phage ) 0 0.2 0.4 0.6 0.8 0 10 20 Public sources BiomX proprietary Machine learning & validation Optimize cocktail for: • Host range • Resistance In - silico profiling Phage - Bacteria Receptor analysis: Optimized phage cocktail CMC State of the art in - house GMP facility • DS scale – 18 - 40L Bioreactor/batch • Advanced formulations – oral, topical, inhaled • Computational characterization for contaminants • Synthetic biology of hosts for purity Optimized phage cocktail Big data Machine learning Prediction & validation Sequencing, clustering, undesirable genes, taxonomy, Defense systems, prophage, lysogeny, mobile elements GMP grade material

BX 004

Numerous compassionate treatments of CF patients with phage provide strong rationale for the development of BX004

11 CF patients treated for *P. aeruginosa* [1-4]

- Indication - *P. aeruginosa* AMR lung infections
- Location – 8 Yale University, 2 Georgia, 1 San-Diego
- Administration – 10 nebulized, 1 IV phage

Yale cases:

- eIND path for 8 CF patients
- Nebulized phage
- 7-10 days, single or multiple rounds
- **Post phage therapy *P. aeruginosa* CFU titers decreased significantly (2.2 ± 0.76 log reduction)**
- **Outcome - FEV1% increased in a range of 0 to 8.9%**

14 CF patients treated for Mycobacterium (20 patient total) [5]

- Indication - Non-tuberculous Mycobacterium infections. Lung infections in all CF patients
- Location – San Diego (UCSD)
- Administration – 20 IV, certain patient also received nebulized/topical/ other routes

UCSD cases:

- eIND path for all patients
- IV phage (+ additional nebulized phage for certain patients)
- Twice daily for ~6 months (though a favorable outcome required improvement within 8 weeks)
- **Outcome - Favorable clinical or microbiological responses in 11/20 patients (for 5 patients infection resolved)**

Results demonstrate the potential to decrease bacterial burden and improve clinical outcome

1. Kutateladze et al., 2008
2. Kvachadze et al., 2011
3. Law et al., 2019
4. Stanley et al., 2020
5. Dedrick et al. 2022

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BX004 has demonstrated *in vitro* penetration of biofilm and activity on antibiotic resistant *PsA* strains

BX004 penetrates biofilm *in vitro*

**p-value <0.001


Bacterial count
Colony forming units / well
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
Control
Imipenem 200 µg/mL
Phage cocktail


Control
BX004

Biofilm was grown from *PsA* for 24 hours and then treated with BX004 for 6 hours (control-untreated wells). Treatment with antibiotics not shown
Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004

BX004 active *in vitro* on antibiotic resistant *PsA* strains

BX004 was active in killing all 96 strains described below displaying multiple antibiotic resistant genes


Strains of PsA (n=96)

Presence/absence of known genes conferring antibiotic resistance

Present
Absent

BiomX internal results

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Phase 1b/2a study targeting *PsA* with first readout expected in 1Q 2023

Phase 1b/2a – Part 1

Objectives
- Safety, PK and microbiologic/clinical activity

Endpoints
- Safety and tolerability
- Decrease in *PsA* burden
- Sputum pharmacokinetics
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Study Population
- CF patients with chronic *PsA* infection

At least 8 Subjects
- 6 receive nebulized BX004 phage therapy
- 2 receive nebulized placebo
- 7 days duration of treatment

Key Design Features
- Single ascending dose followed by multiple doses

Data expected 1Q 2023

Phase 1b/2a – Part 2

Objectives
- Safety and efficacy

Endpoints
- Safety and tolerability
- Decrease in *PsA* burden
- Sputum pharmacokinetics
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Study Population
- CF patients with chronic *PsA* infection

At least 24 subjects
- 16 receive nebulized BX004 phage therapy
- 8 receive nebulized placebo
- 2:1 randomization
- 10 days duration of treatment

Data expected 3Q 2023

Study design informed by input from the CF Foundation

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BX004 provides significant commercial opportunity, potentially commanding a market > $1 billion

	BX004	References/Comments
Patient population (US)	~8,000	Number of CF patients with chronic PsA infections[1]
Potential effect on *PsA* CFU in lungs	Suppression/eradication of *PsA* (CFU in sputum)	Magnitude observed under Tobramycin Phase 3 study was ~1.5-2 log[2]
Potential impact on lungs	Improved lung function (FEV1)	Magnitude observed under Tobramycin Phase 3 study was 8-12%[2]
Potential pricing in the US	$100K - $120K annually per patient	Benchmarks (cost annually per patient): Trikafta: $300K, alternating antibiotics treatment, Tobi Podhaler and Cayston solution: $80K, Arikayce for MAC: $100-120K[3]
Market potential	**~$1 Billion in the US alone** (worldwide $1.6 billion)[4]	US patient population times potential pricing

1. CFF 2019 Patient Registry Annual Data Report
2. See previous slide on Tobramycin study
3. Trikafta and Arikayce – Publicly announced pricing, First Databank, Jan. 8, 2021, public pricing information. for alternating Tobi Podhaler and Cayston solution assumes 65% compliance
4. Assumes rest of the world outside US comprises 40% of total market. Based on current distribution in CF therapeutic market (iVertex annual report, Cystic Fibrosis Therapeutics Market and Forecast 2020-2027 report (iHealthcaseAnalyst)

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23 Regulatory path for BX004 FDA, NIH, NIAID joint workshop (2017): “Bacteriophage Therapy: Scientific and Regulatory Issues Public Workshop” (https://www.fda.gov/media/1 080 25/download) Principi N, Silvestri E and Esposito S. Advantages and Limitations of Bacteriophages for the Treatment of Bacterial Infections. Front Pharmacol . 2019 May 8;10:513. According to FDA guidance under BiomX pre - IND and IND: • Phage are inert to mammalian cells => considered safe if lytic, do not carry virulent genes and have no generalized transduct ion . Accordingly: • No need for GLP general toxicology studies • No need for healthy volunteer clinical studies (conducted in target carrier population) • Phage in cocktail may be exchanged during development provided adequate characterization According to public communications from the FDA: • No regulatory hurdles for engineered synthetic phage aimed at improving intrinsic characteristics • Potentially allows development of personalized therapies based on a dynamic phage library using an approved manufacturing platform BX 004 is potentially eligible for expedited programs/designations: Breakthrough, Priority review, Fast track designation, Accelerated approval, ODD

24 IP protection of phage cocktails CORE IP APPLICATIONS: Natural phage cocktails • Composition claims on combinations of phage in cocktail/s based on additive/synergistic effects (e.g. combinations of phage avoiding development of resistance due to multiple MOAs) • Method claims for use of the combinations against the infecting bacteria Synthetic phage cocktails • Composition claims on new synthetic matter on each specific synthetic phage and the phage combination of the cocktail (e.g. a synthetic phage where a heterologous gene was added conferring traits, such as improved biofilm breakdown capabilities) SUPPLEMENT IP APPLICATIONS: • Claim product aspects invented in later product development such as effective formulations, delivery device features, manufacturing methods, synthetic engineering of manufacturing host or other + new gene (payload) Novel combination of natural phage Synthetically engineered phage

PIPELINE

Bolt end to end platform allows entering clinical POC within 12-18 months


Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Traditional pharma drug development
Discovery
CMC
Tox
Phase 1
Phase 2
Phage therapy
Bolt
BacteriOphage Lead to Treatment
Phage cocktail
Phase 1/2


Entering clinical POC in patients within 12-18 months[1,2]
Target Bacteria
Target Validation
Discovery & Characterization
Cocktail Optimization
Phage Synthetic Engineering (optional)
Manufacturing & Formulation
PHAGE THERAPY[3]
Clinical testing

1. Strong safety profile of naturally occurring phage supported by regulatory feedback allows proceeding to Phase 1/2 studies without preclinical safety studies or Phase 1 studies in healthy volunteers.
2. In certain indications the length of entering clinical validation may be longer depending on indication, identity of target bacteria and other factors.
3. Usually, we would develop an optimized phage therapy, which is comprised of several phage (a phage cocktail) optimized to address multiple characteristics such as bacterial host range, emergence of resistance and other factors. In some cases, we may alternatively develop personalized phage cocktails tailored to target specific strain/s of a given patient. We may complete a clinical POC by treating multiple patients with either an optimized phage cocktail or personalized cocktails

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27 Pipeline Phage discovery Preclinical Phase I Phase II Phase III Product Candidates Cystic fibrosis • BX004 Atopic dermatitis • BX005* * On May 24, 2022, we announced that we plan to prioritize the CF program and delay the AD program.

Other potential indications

Prosthetic Joint Infections (PJI)[1]

- **Condition** – Chronic infections in patients who underwent hip or knee joint replacement
- **Cause** - Bacterial infection surrounding joint implant (main bacteria – *Staphylococcus aureus*, *Staphylococcus epidermidis*)
- **Patient population (2030 est.) –** Cases of revision surgeries with S. aureus/S. epidermidis: 30K annually in US[2]
- **Existing treatment –** Primarily revision surgery
- **Unmet need –** Primarily: avoid a complex and expensive revision surgery. Secondary: Treat patients not suitable for revision surgery
- **Proposed phage product –** A phage cocktail targeting infecting bacteria (*S. aureus*, *S. epidermidis*), delivered by a local injection and/or during a DAIR procedure

DAIR: Debridement, Antibiotics, Implant Retention

M. avium complex (MAC) [1]

- **Condition** - A rare, progressive & chronic condition
- **Cause** - *Mycobacterium avium* complex (MAC) lung infection
- **Patient population (2022 est.)** – Estimated Number of MAC lung disease patients refractory to treatment (US): 15,000[3]
- **Existing treatment –** Arikayce, other standard antibiotic therapy with up to 29% success rate[4].
- **Unmet need –** Treatment with higher success rates and/or reduced adverse effects.
- **Proposed phage product –** An oral/inhaled phage cocktail targeting MAC

1. Potential indications are for illustrative purposes only. Potential indications referred to on this slide are at a preliminary stage and subject to further evaluation.
2. Integration of data including from 10.3390/jcm8050673, 10.1186/s13018-021-02850-3, 10.3390/diagnostics12071654 and 10.1016/j.arth.2020.02.030, 10.3899/jrheum.170990 and AAOS annual report 2022.
3. Internal analysis, Q1 2023, BiomX Inc. [doi:10.1513/AnnalsATS.201804-236OC; 10.1513/AnnalsATS.201611-860OC; 10.1378/chest.13-2538]; Insmed Form10-K, 2021
4. Success defined as culture converted by Month 6 (at least 3 consecutive monthly negative sputum cultures), https://www.arikaycehcp.com/culture-conversion//

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Thank you